Exhibit 99.2
Ensuring our Clients and Our Institution Succeed BoldlyListed as ESQ Esquire Financial Holdings, Inc. (Financial Holding Company for Esquire Bank, N.A.)2Q 2022 Investor Presentation Exhibit 99.2

Forward Looking Disclosure This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are not historical fact and express management’s current expectations, forecasts of future events or long-term goals and, by their nature, are subject to assumptions, risks and uncertainties, many of which are beyond the control of the Company. These statements are may be identified through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “attribute,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “goal,” “target,” “outlook,” “aim,” “would,” “annualized” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements speak only as of the date they are made and are inherently subject to uncertainties and changes in circumstances, including those described under the heading “Risk Factors” in the Company’s 10-K and 10-Q, filed with the Securities and Exchange Commission (“SEC”).Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. Actual results could differ materially from those indicated. The Company undertakes no obligation to update forward-looking statements, whetheras a result of new information, future events or otherwise, except as may be required by law. The forward-looking statements speak as of the date of this presentation.The delivery of this presentation shall not, under anycircumstances, create any implication there has been no change in the affairs of the Company after the date hereof.This presentation includes industry and market data that we obtained from periodic industry publications, third-party studies and surveys. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable.Although we believe the industry and market data to be reliable as of the date of this presentation, this information could prove to be inaccurate.Industry and market datacould be wrong because of the method by which sources obtained their data and because information cannot always be verified with complete certainty due to the limitson the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties.In addition, we do not know all of the assumptions regarding general economic conditions or growth that were used in preparing the forecasts from the sources relied upon or cited herein.2

Ensuring that our Company and clients succeed boldlywith innovative products and technology, driving client success through relationship banking Our Mission

How Our Clients *Succeed Boldly*

Nationwide Branchless Tech Enabled Litigation & Payment Processing Verticals

Generating Industry Leading Returns



Litigation Vertical
Commercial Banking Nationally

- Decades of expertise in the national litigation market
- Asset sensitive model anchored by law firm loans yielding approx. 7.6%
- Branchless and tech enabled core deposit platform funded at 0.10%
- Driving loan and deposit growth with a CAGR of 23% since 2015



Payment Processing Vertical (Merchant Services)
Small Business Banking Nationally

- Expertise in sales, risk, and compliance management for 25+ years
- Independent Sales Organization ("ISO") model with approximately 72,000 merchants nationally
- Fee income represents 31% of total revenue
- Strong growth and stable payment processing fee income with a CAGR of 58% since 2017



Industry Leading Returns
Fueled by Branchless and Tech Enabled National Verticals

- Average ROA and ROTCE of 2.00% and 17.81%, respectively
- Industry leading NIM of 4.46%
- Diversified revenue stream with strong NIM and stable fee income
- Strong efficiency ratio of 52.3% while investing in vertical specific technology & future growth



Technology – the Future
A Catalyst for Strong Growth

- A digital-first bank with best-in-class technology fueling future growth and industry leading client retention rates
- Customized and fully integrated Customer Relationship Management ("CRM") for excellence in client service and operational efficiency
- Investments made in artificial intelligence ("AI") to facilitate precision marketing and client acquisition across our national verticals

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Strong Growth Driven by Unique National Verticals How Esquire Succeeds Boldly Key HighlightsStrong growth in higher yielding variable rate loansStable low-cost branchless and tech enabled deposit modelEquity to Assets of 11.11% 5at June 30, 2022

Stable low-cost branchless deposit modelStrong commercial deposits franchise nationallyDDA and escrow-based NOW accounts represent 44% and 39% of total deposits at June 30, 2022, respectivelyHigher yielding variable rate commercial loans anchored by our national litigation portfolioAsset sensitive balance sheet benefiting from increases in short-term interest rates How Esquire Succeeds Boldly 6Industry Leading Net Interest Margin*Included noninterest bearing demand deposits (“DDA”)

Strong Revenue Growth How Esquire Succeeds Boldly 7 Key HighlightsStrong asset sensitive net interest marginStable payment processing fee income as short-term interest rates increase

Financial Highlights How Esquire Succeeds Boldly Key HighlightsIndustry leading returns from our unique and tech enabled national business modelsStable payment processing fee income –noninterest income totaled 31% of revenue for the quarter ended June 30, 2022Branchless low-cost deposits with a cost of funds of 0.10% at June 30, 2022 *Book value per share and equity to assets are $18.01 and 11.11% at June 30, 2022, respectivelyRaymond James’ Top Performing Community Bank (2018-2021)Piper Sandler & Co.’s “2021 FSG Top Ideas” Added to the Russell 3000 Index as part of the 2022 index reconstitution 8at June 30, 2022*Included noninterest bearing demand deposits (“DDA”)

Financial Highlights, cont’d How Esquire Succeeds Boldly 9at June 30, 2022*EPS –Diluted Earnings Per Share

Loan Portfolio Diversification with Focused GrowthFocused growth in higher yielding variable rate commercial loans with strong credit metricsSelective multifamily loan growth with strong historical performance in the NY metro market How Esquire Succeeds Boldly 10at June 30, 2022

Approximately 59% of our loan portfolio is variable rate of which 48% are at their floors and primarily tied to Prime as of June 30, 2022Asset sensitive –estimated sensitivity of projected annualized net interest income (“NII”) up 100 and 200 basis point rate scenarios increases projected NII by 8.0% and 17.3%, respectively at March 31, 2022Loan Portfolio Diversification with Focused Growth How Esquire Succeeds Boldly 11

Solid Credit Metrics, Asset Quality and ALLL Coverage How Esquire Succeeds Boldly 12at June 30, 2022*ALLL –Allowance for loan and lease lossesNote –All asset quality metrics are based on our loans held for investment portfolio(1) Reclassified the legacy NFL consumer loan portfolio from held for investment to held for sale which is accounted for at the lower of cost or market driving a $9.0 million charge off.

*Note: Excludes sweeps totaling $497 millionDeposit Composition and GrowthDDA and NOW (escrow funds) deposits total 83% of total deposits, representing stable funding sources in various interest rate scenariosLitigation and payment processing deposits represent 64% and 15% of total deposits at June 30, 2022, respectivelyOff-balance sheet commercial litigation funds (“sweeps”) total $497 million at June 30, 2022, representing an additional source of fundingOur tech enabled deposit platform allows our commercial customers to utilize our corporate cash management suite, including remote deposit capture (“RDC”) while also leveraging our mobile banking application, creating a highly efficient branchless platform How Esquire Succeeds Boldly 13

ESQUIRE BANK
Succeed Boldly

Key Takeaways

Why Esquire is Set to *Succeed Boldly*

Significant national markets primed for disruption: **$429 billion & 100,000+ firms** in the litigation vertical and **$7.6 trillion and 10+ million merchants** in the payment processing vertical

Tremendous untapped potential: Esquire's current market share is **a fraction** of both national verticals that are primed for disruption by our client-centric & tech-focused institution

We are **thought leaders** in the litigation vertical and provide **C-suite access for ISO flexibility** in the payment processing vertical

Differentiated and positioned for growth: **With industry leading tailored products and state-of-the-art technology** geared towards effective client acquisition

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National MarketsLitigation & Payment Processing Verticals Supported by Investment in Technology

Commercial Litigation (Law Firm) LoansFull annual underwriting:3 years financials and tax returns (business and personal) Full contingent case inventory valuation process & collateral assignmentDiversity across law firm inventories and collateralPersonal guaranteesAverage LTV of less than 20%Average DSCR is typically greater than 1.70xAverage draws against committed and uncommitted line-of-credit (“LOC”) and case disbursement loans of approximately 50%Weighted average interest rate approximately 7.6%Funded with low-cost litigation depositsLitigation deposits to litigation loans drawn is approximately 191% How Esquire Succeeds Boldly 16

Payment Processing –Current ISO Model How Esquire Succeeds BoldlyWhat is an ISO? ISO Responsibilities They DoMerchant Vertical and Technology FocusSales Agent ModelPerforms Initial UnderwritingBoards Merchant to Payment Processing PlatformInstallation of Merchant EquipmentManage Call Center for Merchant ClientsMerchant Risk and PCI Compliance Bank Responsibilities We DoRobust PoliciesTech Enabled Card Brand and Regulatory ComplianceSupport Multiple Processing SystemsAssess ISO VerticalsRe-underwrite Merchant ApplicationsUtilize Industry Leading Risk Management TechnologyDaily and Month End Risk and Compliance ManagementCommercial Treasury Function for Merchant Clearing and ISO Cash ManagementMaintaining and Monitor ISO and Merchant Reserves (DDA) 17

Currently servicing approximately 72,000 merchants across 50 statesNoninterest income, primarily payment processing fees, represents 31% of total revenue, at June 30, 2022 How Esquire Succeeds Boldly *Payment processing CAGR is 58%18 Strong Growth in Stable Noninterest Incomeat June 30, 2022

How Esquire Succeeds Boldly Key HighlightsStrong and stable DDA reservesProtecting capital from merchant chargebacks and returns 19Protecting Our Company with Strong Payment Processing Reservesat June 30, 2022

Technology Driving *Bold Success*

Client Centric Technology
A Key Driver for Future Growth

Stage	Tools	Purpose
Artificial Intelligence*	tableau	AI to facilitate precision marketing and exponential customer acquisition across all verticals
Website	zoominfo, Google Analytics	Website analytics, data enrichment and thought leadership content marketing
Marketing	salesforce Marketing Cloud, zoominfo, geopointe	Precision marketing – right offer right time
Sales	salesforce, zoominfo, geopointe	Sales enablement, pipeline management and forecasting
Underwriting	ncino, Q2	Underwriting efficiency & risk management / cash management and mobile banking / online applications
Onboarding	fiserv. SIGNATURE, TSYS	Customer onboarding / core banking

- **Partnering with best-in-class software vendors and solutions, with custom development to service all verticals at the bank**
- **Proprietary CRM built on Salesforce platform housing all client data touch points from prospect to boarding with a single client view, enabling high volume client acquisition strategies and excellence in client service**

* Deployment of AI technologies applicable only to sales and marketing processes and not used as a decisioning tool for loan underwriting processes.

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SucceedingBoldly Listed as ESQ Contact Information:Eric S. Bader Executive Vice President & Chief Operating Officer 516-535-2002eric.bader@esqbank.com

Commercial Real Estate Loans, U.S. Litigation & Payment Markets Appendix

Esquire’s Bold OpportunitiesNew York City properties total $1.3 trillion in Market Value.* A Significant Growth OpportunityThoughtfulin our property and borrower selection processMinimal historical lossesAverage debt-service coverage(“DSCR”) ofapproximately 1.5xAverage loan-to-value(“LTV”) of approximately 55%Strong owner and operators with high quality net worthCRE exposure is less than 225% of total capital plus the allowance for loan losses (“ALLL”) 23*NYC Department of Finance publishes fiscal year 2022 tentative property tax assessment roll issued on January 15, 2021

ESQUIRE BANK
Succeed Boldly

Esquire's *Bold Opportunities*

U.S. Litigation Market
A Significant Growth Opportunity

- **U.S. Tort actions** are estimated to consume **1.5-2.0% of U.S. GDP*** annually or **$429 billion****
- **Esquire does not compete with non-bank** finance companies
- **Significant barriers to entry – management expertise, brand awareness, regulatory/compliance, and decades of experience**

Key Highlights

- **$429 billion** Total Addressable Market ("TAM") in litigation vertical**
- **Esquire is a tailored, differentiated brand and thought leader in the litigation market**

The Esquire Competitive Advantage

Typically advancing more than traditional banks, on traditional banking terms

- **15-Year Industry Track Record**
- **Extensive Litigation Experience In-House**
- **Deep Relationships with Respected Firms Nationally**
- **Daily Resources and Research**
- **Cash Flow Lending Coupled with Borrowing Base or Asset Based Approach**

Tailoring unique products other banks do not offer

*US Tort actions are estimated to consume 1.5-2.0% of U.S. GDP annually. – Towers Watson US Tort Trends
**$429 billion estimated annual US tort costs by US Chamber of Commerce – US Chamber of Commerce IRL Costs and Compensation of US Tort System

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Digitally Transforming The Business of Law

ESQUIRE BANK
Succeed Boldly

Aligning Law Firm Case Inventory Lifecycle to Customer Retention

Client Incident → Receive Intake → Case Management → Settlement/ Verdict → Disbursement $

1-3 Years (+)

Products

- Case Cost Loans
- Working Capital Loans
- Firm and Partner Acquisition Loans
- Term Loans to Finance Case Acquisition & Growth
- Escrow Banking and QSF Settlement Services
- Plaintiff Banking including Exclusive Prepaid Card Offering

Technology

- Esquire Insight – Case Management Technology
- Commercial Cash Management
- Case Cost Management
- Online Applications
- Thought Leadership - Digital Platform and Content

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Esquire's *Bold Opportunities*

Payment Volume Trends – A Significant Growth Opportunity

at December 31, 2021 ($ in billions)

The payments industry grew nearly 25% from 2020 to 2021 to an estimated total payment volume of **$9.5 trillion**

2019-2021: +9.7% CAGR



$10,000
$8,000
$6,000
$4,000
$2,000
$0
$7,347
$420
$367
$828
$910
$791
$2,089
$1,942
2019
$7,563
$562
$393
$693
$837
$908
$1,939
$2,231
2020
$9,461
$676
$504
$897
$1,085
$1,091
$2,403
$2,805
2021
Visa
Visa Credit
Mastercard Debit
Mastercard Credit
American Express
Discover
Paypal

1Q 2022 - Visa & Mastercard Volume & Growth (Billions)



$1,500
$1,200
$900
$600
$300
$0
$1,337
$620
Visa Credit & Debit
+17%
Over 1Q 2021
Mastercard Credit & Debit
+14%
Over 1Q 2021

Sources: Company Financial Records, Note: PayPal figures represent PayPal's estimated U.S. percent share of "Total Payment Volume" (TPV). PayPal volume includes volume from a bank account, a PayPal account balance, a PayPal Credit account, a credit or debit card or other stored value products such as coupons and gift cards. As such, some of this volume may be included in other networks as well. PayPal's classification in the payments industry ecosystem is varied/debated as it performs functions attributed to a payment network, an issuer, acquirer, etc., and its financial reporting does not directly align with other payment network reporting structures and methods. Discover volume includes Discover Network and Pulse Network transactions.

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